Exhibit 99.1

HeartSciences Files Preliminary Proxy Statement for Business Combination with Fortitude Mining Holdings; Provides Business Update and Reports Fiscal 2026 Financial Results

●	Company believes proposed Fortitude Mining Holdings business combination represents a significant value creation opportunity for the Company’s shareholders

●	Fiscal 2026 saw the full commercial launch of the MyoVista Insights platform and submission of the MyoVista wavECG device to the FDA for 510(k) clearance

Southlake, TX, July 29, 2026 (GLOBE NEWSWIRE) -- HeartSciences Inc. (Nasdaq: HSCS; HSCSW) (“HeartSciences” or the “Company”), a healthcare information technology (“HIT”) company focused on advancing electrocardiography (“ECG” or “EKG”) through the integration of artificial intelligence (“AI”), today announced that it has filed its preliminary proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the previously announced proposed business combination (the “Proposed Transaction”) with Fortitude Mining Holdings, Inc. (“Fortitude”) and is providing a business update and its financial results for the fiscal year ended April 30, 2026 (“Fiscal 2026”), which follow the filing of HeartSciences’ Annual Report on Form 10-K (the “Form 10-K”) for Fiscal 2026 with the SEC on July 23, 2026. Each of the Proxy Statement and Form 10-K is available at www.sec.gov and on the Company’s website at www.heartsciences.com.

Fiscal 2026 and Business Highlights

Fiscal 2026, and the period since, has been one of transformational change for HeartSciences. We believe the Proposed Transaction with Fortitude offers a compelling opportunity for our shareholders to own a stake in a company that is a meaningful part of the Zcash ecosystem. In our view, Zcash has been among the best-performing large-cap digital assets over the past year and is attracting growing institutional interest.

In addition, we made significant progress, with the full commercial launch of its MyoVista Insights platform and deployment contracts with healthcare institutions, together with the submission of its MyoVista wavECG device to the FDA for 510(k) clearance, which is currently under review.

Proposed Transaction with Fortitude

Since the Company’s IPO in 2022 and despite significant commercial progress, the Company has experienced sustained pressure on its share price, has had to navigate repeated Nasdaq listing deficiencies and has often lacked the cash runway to make long-term strategic and operational decisions.

Although the initial decision to evaluate strategic alternatives was, in part, a defensive one, the process that followed was not. The Company’s Board of Directors reviewed a range of potential alternatives and had genuine choices available. We chose Fortitude because we believe it is a highly attractive partner and the Proposed Transaction presents a significant opportunity for us to create both short- and long-term value for our shareholders, including for the following reasons:

●	Zcash shares the foundational properties that have made Bitcoin compelling to investors but introduces enhanced privacy technology and quantum computing resilience.

●	Fortitude is based, and operates solely, in the United States. Over many years it has developed into what is believed to be one of the largest and longest-tenured operators in the Zcash ecosystem, providing significant competitive advantage. In the six months ended June 30, 2026, it mined 72,696 ZEC, representing approximately 28% of overall ZEC production.

●	Fortitude’s belief that its competitive positioning translates into meaningful benefits, including deep knowledge of mining ZEC at scale, status as a preferred buyer of mining equipment to support significant growth aspirations, and efficient and profitable mining operations.

●	Fortitude has undertaken a number of actions to underpin growth, including its announcement yesterday of the energization of its new facility in Grand Island, Nebraska, which brings its owned power portfolio to over 60MW. The facility is expected to contribute to Fortitude’s planned trajectory of lowering its Zcash direct cash mining cost from approximately $70 per coin toward approximately $40 per coin, assuming successful equipment deployment and stable power, network, and market conditions. It has also executed purchase orders for a significant number of new machines with an expected payback of less than 12 to 18 months (assuming a hashprice of at least $0.021/kSol/day).

●	Together, these advantages underpin a significant, business. At Zcash prices in excess of $500, Fortitude currently estimates that its run-rate Adjusted EBITDA would be over $50 million, once new machines are delivered and hashing.

Proxy Statement

Our unaudited pro forma condensed combined statement of financial position set out in the Proxy Statement:

●	assumes the issuance of approximately 107.6 million shares of our new to be designated Class V Common Stock to Digital Currency Group (“DCG”), the parent company of Fortitude, in connection with the Proposed Transaction; and

●	shows our pro forma combined total shareholders’ equity of $70.0 million.

The above is qualified in its entirety by reference to our unaudited pro forma condensed combined statement of financial position included in the Proxy Statement.

Our shareholders will also note that the Proxy Statement includes a proposal to authorize our Board of Directors to complete, at its discretion, a reverse stock split, at a ratio to be determined by our Board of Directors and mutually agreed to by HeartSciences and Fortitude, within a range of between 1-for-2 and 1-for-5. This proposal is driven by Nasdaq listing requirements for the combined company if the Proposed Transaction is completed. Our Board of Directors currently expects that any reverse stock split would be implemented only if considered necessary to support the combined company’s Nasdaq listing in connection with the Proposed Transaction. Recognizing shareholder sensitivity around reverse splits, the ratio range has been carefully considered. Further details are available in the Proxy Statement (See Proposal 4).

MyoVista Insights™ Healthcare IT Software Platform

●	The past year saw MyoVista Insights move from an R&D project to full commercial application. We achieved product launch, version upgrades, Epic Toolbox designation and interoperability compliance, launched a first AI-ECG algorithm on the platform, and have begun deployments with a number of healthcare institutions.

●	As we have consistently said, the field of AI-ECG is now moving forward at pace and has progressed significantly over the past 18 months. There have been multiple regulatory clearances of algorithms in the U.S. and internationally and the beginning of meaningful clinical use.

●	We believe this validates our decision to focus on a cost-effective solution for cloud-based ECG management, which provides straightforward delivery of AI-ECG into today’s clinical workflows. In developing and commercializing MyoVista Insights, we are drawing on the successes of best-in-class radiology AI platforms and seeking to replicate those in ECG.

●	The future strategy is straightforward: (i) add AI-ECG algorithms to the MyoVista Insights platform from world-leading algorithm companies with which we are in discussion; and (ii) convert the broad pipeline of ongoing customer discussions into further commercial contracts.

MyoVista wavECG device

●	HeartSciences submitted its MyoVista wavECG device to the FDA for 510(k) premarket clearance in December 2025, and the submission is currently going through the FDA review process.

●	HeartSciences elected to separate the FDA submissions for the MyoVista wavECG device and its impaired cardiac relaxation AI-ECG algorithm following updated guidance published by the American Society of Echocardiography (“ASE”) regarding the assessment of Left Ventricular Diastolic Dysfunction (“LVDD”), including revised age-based thresholds for cardiac relaxation (e’).

Fiscal 2026 Financial Results

The Company reported no meaningful revenue for Fiscal 2026. As of April 30, 2026, the Company had approximately $1.7 million in cash and cash equivalents, and $0.2 million in shareholders’ equity. Complete financial results have been filed in the Form 10-K, which is available at www.sec.gov and on the Company’s website at www.heartsciences.com.

Management Commentary

“Fiscal 2026 was a year of transformational change for HeartSciences,” said Andrew Simpson, CEO of HeartSciences. “MyoVista Insights moved from development into full commercial use, with our platform launch, our first AI-ECG algorithm and commercial deployments with healthcare institutions, and our MyoVista wavECG device is under FDA review for 510(k) clearance. The proposed combination with Fortitude builds on that progress. It offers our shareholders continued ownership in a business operating at scale and generating meaningful revenue, anchored in Zcash, one of the best-performing large-cap digital assets of the past year. Fortitude is among the largest and longest-tenured operators in the Zcash ecosystem, and we believe the combination represents a significant value creation opportunity. We encourage all shareholders to read the Proxy Statement and look forward to their support at the special meeting.”

For more information, please visit: https://www.heartsciences.com. X: @HeartSciences

About Fortitude

Fortitude, currently wholly-owned by DCG, is an institutional-scale, vertically integrated venture mining platform operating across the Proof-of-Work ecosystem and anchored in Zcash. Fortitude pairs self-mining operations with an owned data center footprint, a diversified power portfolio backed by competitive long-term contracts, and disciplined capital allocation to identify and scale high-conviction opportunities in emerging Proof-of-Work ecosystems, beginning with its meaningful position in the Zcash network. Fortitude is led by an experienced team of operators, capital markets professionals, and digital asset specialists with a track record of identifying and scaling high-conviction opportunities and building privacy-preserving digital asset infrastructure.

For more information, visit www.fortitudemining.com and follow Fortitude on X at @FortitudeCrypto.

About HeartSciences

HeartSciences is a healthcare information technology company advancing the use of ECG/EKGs through the integration of artificial intelligence. HeartSciences’ MyoVista Insights™ Platform is a device-agnostic, next-generation ECG management system designed to improve clinical efficiency and decision-making. Its MyoVista wavECG device is designed to deliver conventional ECG functionality while supporting on-device AI-enabled solutions.

For more information, please visit: www.heartsciences.com and follow HeartSciences on X at @HeartSciences.

Cautionary Note Regarding Forward-Looking Information

This press release contains forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “will,” “would,” “believe,” “estimate,” “goal,” “intend,” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, express or implied statements relating to the timing and completion of the Proposed Transaction, the potential benefits of the Proposed Transaction, including access to the public markets and listing on Nasdaq, Fortitude’s plans and expectations concerning the Grand Island Facility including expected cost savings and other benefits, the timing and expected benefits of and the pay-back period related to Fortitude’s new mining machines, future plans for the MyoVista Insights platform, expectations related to the potential reverse stock split. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of this press release and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the following: the risk that the Proposed Transaction may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the Proposed Transaction, including obtaining the requisite approval of the HeartSciences shareholders; market, macroeconomic, or other conditions that could adversely affect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; risks related to Nasdaq review of the initial listing application of the combined company; risks related to the potential reverse stock split; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements in this press release are discussed in HeartSciences’ preliminary proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 27, 2026 in connection with the Proposed Transaction, HeartSciences’ 2026 Annual Report on Form 10-K, filed with the SEC on July 23, 2026, and other reports filed with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. All forward-looking statements are made as of the date of this press release.

* About Non-GAAP Financial Measures

We have presented certain financial measures in this press release that are not recognized under GAAP. Specifically, we have presented “EBITDA” and “Adjusted EBITDA” (each as further described below). References to “EBITDA” mean earnings before interest, taxes, depreciation and amortization and “Adjusted EBITDA” means EBITDA, adjusted for non-recurring Proposed Transaction related expenses and non-recurring expenses including advisory, legal, accounting, and regulatory fees related to the spin-out of Fortitude’s business from Foundry in October 2024 to form a standalone business. We use non-GAAP measures in our operational and financial decision making and believe that such non-GAAP numbers are more representative of the performance of the business and thus instructive for our strategic planning. Specifically, with respect to Adjusted EBITDA, we believe it is useful to exclude certain items in order to allow for period-over-period comparisons on a more consistent basis and to focus on what we regard to be a more meaningful indicator for evaluating the underlying operating performance of the business. We believe that these non-GAAP financial measures, while not a substitute for GAAP financial measures, provide investors with (i) an improved ability to evaluate our underlying performance and (ii) greater transparency of the key performance metrics used by management with respect to operational and financial decision making. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in such presentation. The non-GAAP financial measures presented herein are provided as supplemental information to our performance measures calculated in accordance with GAAP and should not be considered in isolation or as a substitute for GAAP. Non-GAAP measures have limitations as an analytical tool. Some of these limitations are: (i) Adjusted EBITDA excludes certain transaction-related expenses and non-recurring legal expenses we have incurred, such as litigation costs and one-time accounting charges; (ii) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and the cash requirements for such replacements are not reflected in Adjusted EBITDA; (iii) the omission of the amortization expense associated with our intangible assets further limits the usefulness of Adjusted EBITDA; and (iv) Adjusted EBITDA does not include the payment of taxes, which is a necessary element of our operations. Because of these limitations, such non-GAAP measures should not be considered as an alternative to profit or loss for the period determined in accordance with GAAP or operating cash flows determined in accordance with GAAP. Management compensates for these limitations by not viewing the non-GAAP measures in isolation and specifically by using other GAAP measures to measure our operating performance. Further, non-GAAP financial measures do not have any standardized meaning prescribed under GAAP and therefore may not be comparable to other issuers. As a result, you should not consider such performance measures in isolation from, or as a substitute analysis for, our results of operations as determined in accordance with GAAP.

With respect to projected full Fiscal 2027 Adjusted EBITDA, a quantitative reconciliation is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to purchase accounting adjustments, Proposed Transaction-related charges and legal settlement reserves excluded from Adjusted EBITDA. We expect that the variability of these items to have a potentially unpredictable, and potentially significant, impact on our future GAAP financial results.

Additional Information About the Proposed Transaction and Where to Find It

This press release may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, HeartSciences has filed and may file additional relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of a definitive proxy statement with the SEC, HeartSciences will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. THIS PRESS RELEASE DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS AND IS NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of Digital Currency Group may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the preliminary proxy statement and other materials that have been or may be filed with the SEC in connection with the Proposed Transaction.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

Investor Relations:

Integrous Communications

Mark Komonoski, Partner

Phone: 877 255 8483

Email: mkomonoski@integcom.us